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                                                                  EXHIBIT 10(e)



                               CONSENT OF COUNSEL


          I hereby consent to the use of my name under the caption "Legal Matters" in the Prospectus constituting a part of this Amendment No. 1 to the Registration Statement on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940, and to the incorporation into Amendment No. 1 of my opinion dated August 19, 1996 as Exhibit 9 to such Registration Statement.


                                             ELIZABETH E. ARTHUR
                                             Vice President and
                                             Associate General Counsel


Springfield, Illinois
November 22, 1996